                                                                   Exhibit 10.12

                                                                  EXECUTION COPY
                                                                  --------------


                         WAIVER AND SEVENTH AMENDMENT


          WAIVER AND SEVENTH AMENDMENT (this "Seventh Amendment"), dated as of
                                              -----------------
November 21, 1996, to the Credit Agreement, dated as of March 19, 1992 (as amended prior to the date hereof and as the same is being and may be further amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among PAMECO CORPORATION (formerly named MLX Refrigeration & Air
---------
Conditioning Group, Inc.), a Delaware corporation (the "Company"), the lenders
                                                        -------
parties thereto (together with their respective successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York
              -------
corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
                                       -----

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Company has requested that the Lenders agree to waive compliance with certain provisions of the Credit Agreement and amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Lenders have agreed to such waivers and amendments only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.   Defined Terms.  (a)  Terms defined in the Credit Agreement are
               -------------
used herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          (b) For the avoidance of doubt, the term "Accounts" as used in the Credit Agreement shall include such accounts receivable of Sid Harvey Industries, Inc. acquired by the Company pursuant to the Asset Purchase Agreement dated November 1, 1996 (the "Asset Purchase Agreement") by and between
                                       ------------------------
Sid Harvey Industries, Inc. and the Company.

          2.   Waiver of Sections 6.3 and 6.5.  The Agent and the Banks hereby
               ------------------------------
waive compliance with the provisions of Sections 6.3 and 6.5 of the Credit Agreement to the extent and only to the extent necessary to permit the Company to purchase the S.E. USA Business (as defined in the Asset Purchase Agreement) in accordance with the terms of the Asset Purchase Agreement.

          3.   Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is
               ------------------------
hereby amended by:

(a) deleting therefrom the definition of the term "Borrowing Base" in its entirety and by substituting therefor the following:

               '"Borrowing Base" shall mean, at any date, the amount equal to
                 --------------
          85% of Eligible Receivables and 50% of Eligible Inventory; provided,
                                                                     --------
          however, that in no event shall (a) the portion of the Borrowing Base which is based upon Eligible Inventory exceed $50,000,000 or (b) the sum of the Loans and the Reimbursement Obligations (without duplication of the Reimbursement Obligations deemed to have become Loans) exceed the Borrowing Base and, provided, further, that the
                                                --------  -------
          Borrowing Base on each date shall be reduced by the amount of liabilities of the Company and its Subsidiaries in respect of (i) audited assessments by taxing authorities for Charges then outstanding for which the Company or the Subsidiary liable in respect thereof is not maintaining adequate reserves, in the sole judgment of the Agent, on its books in accordance with GAAP and (ii) claims by any Governmental Authority against Holdings or the Company in respect of any alternative minimum tax attributable to the consolidated group of which the Acquired Companies were members prior to the Acquisition. The Agent, at any and all times, shall be entitled to reduce any and all of the percentages used in determining the Borrowing Base at any time in its sole discretion with the consent of the Lenders.'

(c) deleting from the definition of "Termination Date" the date "April 29, 2001" and substituting therefor the date "November 21, 2001"; and

(c)  adding thereto the following definitions in the proper alphabetical order:


               "New Subordinated Bridge Note" shall mean the unsecured
                ----------------------------
          Subordinated Promissory Note, dated on or about November 25, 1996, made by the Company to Terfin International Limited in a principal amount of $7,500,000 bearing interest at an annual rate not to exceed 12.5% per year with a stated maturity of March 31, 1997 on terms satisfactory to the Agent .

               "New Subordinated Debt" shall mean the unsecured Indebtedness
                ---------------------
          incurred pursuant to the New Subordinated Note, in the principal amount not to exceed $20,000,000 bearing interest at an annual rate not to exceed 13%.

               "New Subordinated Note" shall mean the New Subordinated Note,
                ---------------------
          dated November 6, 1996, in the principal amount of $15,000,000 and made by Holdings to Terfin International Limited and which is stated to mature on December 31, 1996, as the same may be amended, supplemented, renewed, restated, refinanced or replaced or otherwise modified from time to time; provided that Indebtedness evidenced
                                      --------
          thereby (i) shall not (A) exceed $20,000,000 in aggregate principal amount or (B) bear interest at an annual rate in excess of 13% and
          (ii) shall be on terms satisfactory to the Agent.

               "Supplemental Borrowing Base Certificate" shall mean a
                ---------------------------------------
          certificate substantially in the form of Exhibit M, delivered pursuant to subsection 5.2(b).

          4.   Amendment of Section 2.1(a).  Section 2.1(a) of the Credit
               ---------------------------
Agreement is hereby amended by deleting therefrom the amount "$70,000,000" as it appears in two places in such Section and substituting therefor the amount "$100,000,000", and by deleting therefrom the amount of "$30,000,000" as it appears and substituting therefor the amount "$50,000,000".

          5.   Amendment of Section 2.13.  Section 2.13 of the Credit Agreement
               -------------------------
is hereby amended by deleting therefrom the date "April 29, 1996" as it appears and substituting therefor the date "November 21, 1996".

          6.   Amendment of Section 5.2(b).  Section 5.2(b) of the Credit
               ---------------------------
Agreement is hereby amended by deleting therefrom clause (i) and substituting therefor the following:

          "(i) a Borrowing Base Certificate and, until notified in writing by the Agent that such Supplemental Borrowing Base Certificate is no longer required to be provided under this Section 5.2(b), a Supplemental Borrowing Base Certificate, each of which certificates shall be true and accurate as of the date thereof and".

          7.   Amendment of Section 5.13.  Section 5.13 of the Credit
               -------------------------
Agreement is hereby amended by deleting from clause (c) of such section the words "no less frequently than quarterly" and substituting therefor the words "at the request of the Agent" .

          8.   Amendment of Section 6.1(b).  Section 6.1(b) of the Credit
               ---------------------------
Agreement is hereby amended by adding after the words "Subordinated Bridge Notes" at the end thereof the words "and the New Subordinated Bridge Note".

          9.   Amendment of Section 6.1(c).  Section 6.1(c) of the Credit
               ---------------------------
Agreement is hereby amended by deleting therefrom the amount "$1,500,000" as it appears and substituting therefor the amount "$3,000,000".

          10.  Amendment of Section 6.4(b).  Section 6.4(b) of the Credit
               ---------------------------
Agreement is hereby amended by deleting therefrom the proviso in its entirety and by substituting therefor the following:

          "provided that (i) any such payment is made no sooner than one
           --------
          Business Day prior to the date upon which Holdings files such return or upon which estimated taxes are due or any extension for payment of taxes expires and (ii) all such payments shall be made in accordance with applicable law;".

          11.  Amendment of Section 6.4(d).  Section 6.4(d) of the Credit
               ---------------------------
Agreement is hereby amended by deleting that Section in its entirety and by substituting therefor the following:

          "(d) the Company may pay dividends to Holdings in order to pay (i) interest on the Junior Subordinated Notes, (ii) dividends on the Holdings Preferred Stock, (iii) principal on the Junior Subordinated Notes, (iv) principal on the Subordinated Bridge Notes, (v) on the maturity date thereof, principal and interest on the Subordinated Promissory Note, dated February 28, 1995 by Holdings in favor of Brian R. Esher, in the original principal amount of $43,449, (vi) on the maturity date thereof, principal and interest on the Junior Subordinated Promissory Note, dated March 19, 1992 by Holdings in favor of Brian R. Esher, in the original principal amount of $28,558 as amended to date, and (vii) on the maturity date thereof, principal and interest on the New Subordinated Note; provided,
                                                                   --------
     that the aggregate amount of such payments for any fiscal year of the Company, beginning with the fiscal year ended February 28, 1996, shall not exceed (i) 75% of the Consolidated Net Income of Holdings for the immediately preceding fiscal year (as reflected in the audited financial statements required by subsection 5.1(a) of the Credit Agreement for such prior fiscal year of the Company, which financial statements must have been prepared in accordance with GAAP applied consistently throughout such fiscal year and certified with an Unqualified Opinion by an accountant of nationally recognized standing selected by the Company and acceptable to the Agent) plus (ii) with respect to the immediately preceding fiscal year,
                ----
     any dividends permitted to be paid to Holdings pursuant to clause (i) of this proviso but not paid in such immediately preceding fiscal year; and, provided, further, that no such payments shall be made pursuant to this
     --------  -------
     clause (d) when a Default or an Event of Default has occurred and is continuing;"

          12.  Amendment of Section 6.7.  Section 6.7 of the Credit Agreement is
               ------------------------
amended by deleting the word "and" at the end of clause (d) thereof and inserting the following prior to the period at the end of clause (e):

     "; and (f) the sale of Receivables to Sid Harvey Industries, Inc. pursuant to Section 2 of the Asset Purchase Agreement dated November 1, 1996 by and between Sid Harvey Industries, Inc. and the Company"

          13.  Amendment of Section 6.23.  Section 6.23 of the Credit Agreement
               -------------------------
is amended in its entirety to read as follows:  "Intentionally omitted."

          14.  Amendment of Section 7(n).  Section 7(n) of the Credit Agreement
               -------------------------
is amended in its entirety to read as follows:  "Intentionally omitted."

          15.  Amendment of Section 7(aa).  Section 7(aa) of the Credit
               --------------------------
Agreement is amended in its entirety to read as follows:

          "Junior Subordinated Notes and New Subordinated Note.  Holdings shall
           ---------------------------------------------------
     (i) amend the terms and provisions of the Junior Subordinated Notes or repay the Junior Subordinated Debt, in whole or in part, prior to the scheduled maturity thereof or (ii) amend the terms and provisions of the New Subordinated Note or the Indebtedness evidenced thereby in a manner inconsistent with the definition of the "New Subordinated Note" contained in this Agreement or on terms (including, without limitation, maturity date and applicable covenants) not otherwise acceptable to the Agent; or"

          16.  Amendment of Schedule I.  Schedule I to the Credit Agreement is
               -----------------------
hereby amended by deleting the amount "$30,000,000" where it appears and substituting therefor the amount "50,000,000".

          17.  Addition of Exhibit M.  The Credit Agreement is hereby amended by
               ---------------------
adding thereto a new "Exhibit M" in the form of Annex A to this Seventh
Amendment.

          18.  New Promissory Note.  On the Seventh Amendment Effective Date,
               -------------------
the Company shall execute and delivery to the Agent a Promissory Note (the "New
                                                                        ---
Promissory Note") substantially in the form of Annex B to this Seventh
---------------
Amendment, in substitution and exchange for, but not in payment of, that certain promissory note of the Company made in favor of GE Capital in the principal amount of $70,000,000.

          19.  Company Agreement.  The Company hereby agrees that it shall, as
               -----------------
soon as practicable but in any event no later than 60 days after the date hereof, cease to do business as "Sid Harvey" or "Sid Harvey Industries, Inc." at all of the stores and locations where it is acquiring assets pursuant to the Asset Purchase Agreement.

          20.  Conditions to Effectiveness.  This Seventh Amendment shall become
               ---------------------------
effective (the actual date of such
effectiveness, the "Seventh Amendment Effective Date") as of the date first
                    --------------------------------
above written when:

     (a) counterparts hereof shall have been duly executed and delivered by each of the parties hereto and acknowledged by Pameco Holdings, Inc.;

     (b) the Agent shall have received a Promissory Note, executed and delivered by a duly authorized officer of the Company, which conforms to the requirements of the Credit Agreement and Section 16 of this Seventh Amendment;

     (c) the Remittance Agreement dated as of November 21, 1996 among Sid Harvey Industries, Inc., the Company and GE Capital shall have been duly executed and delivered by each of the parties thereto;

     (d) the Consent and Acknowledgment dated as of November 21, 1996 among GE Capital, the Company, PSC and Redwood Receivables Corporation shall have been duly executed and delivered by each of the parties thereto;

     (e) the Agent shall have received, with a copy for each Lender, a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Seventh Amendment Effective Date, and certifying (i) that attached thereto is a true and complete copy of the resolutions (which resolutions are in form and substance reasonably satisfactory to each Lender) of the board of directors of such Loan Party authorizing, as applicable, (A) the execution, delivery and performance of this Seventh Amendment, the Consent and Acknowledgment attached hereto, the New Promissory Note, the New Fee Letter (as defined below) and related matters and (B) the granting by the Company of the pledges and security interests granted by it in the S.E. USA Business, in each case certified by the Secretary or an Assistant Secretary of such Loan Party as of the Seventh Amendment Effective Date and (ii) as to the incumbency and specimen signature of such Loan Party's officers executing this Seventh Amendment and all other documents require or necessary to be delivered hereunder or in connection herewith. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

     (f) the Agent shall have received, with a copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Seventh Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

     (g) the Agent shall have received from the Company an executed Supplemental Borrowing Base Certificate in the form of Annex A attached hereto.

     (h) the Agent shall have received with a counterpart for each Lender the executed legal opinion of Kilpatrick & Cody. L.L.P., counsel to the Loan Parties, in form and substance satisfactory to the Agent;

     (i) the Company shall have filed such Uniform Commercial Code financing statements as the Agent has requested in connection with the acquisition by the Company of S.E. USA Business;

     (j) substantially concurrent with the Seventh Amendment Effective Date, the Company acquires the S.E. USA Business and enters into related transactions on terms satisfactory to the Agent;

     (k) GE Capital shall have received fees as required in the Fee Letter dated November 21, 1996 from GE Capital and Redwood Receivables Corporation to the Company and PSC (the "New Fee Letter"); and

     (l) the Agent shall have received copies of all lien searches that it deems appropriate, and none of such searches shall have revealed any existing liens or encumbrances on the assets being acquired pursuant to the Asset Purchase Agreement other than those liens or encumbrances that are permitted under Section 6.2 of the Credit Agreement.

          21.  Company Representations.  The Company represents and warrants
               -----------------------
that:

     (a) each of this Seventh Amendment and the New Promissory Note has been duly authorized, executed and delivered by the Company;

     (b) each of this Seventh Amendment, and the Credit Agreement as amended by this Seventh Amendment and the New Promissory Note constitutes the legal, valid and binding obligation of the Company;

     (c) each of the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct as of the Seventh Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Seventh Amendment and references to the "Note" in the Credit Agreement shall be deemed references to the New Promissory Note; and

     (d) after giving effect to this Seventh Amendment, there does not exist any Default or Event of Default.

          22.  Continuing Effects.  Except as expressly waived hereby, the
               ------------------
Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          23.  Expenses.  The Company agrees to pay and reimburse the Agent for
               --------
all of its out-of-pocket costs and expenses incurred in connection with (a) any and all periodic field examinations relating to the Credit Agreement which have been undertaken by General Electric Capital Corporation through and after the date hereof and (b) the negotiation, preparation, execution, and delivery of this Seventh Amendment, including the reasonable fees and expenses of counsel to the Agent.

          24.  Counterparts.  This Seventh Amendment may be executed on any
               ------------
number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          25.  GOVERNING LAW.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                              PAMECO CORPORATION (formerly named
                                                MLX Refrigeration & Air
                                                Conditioning Group, Inc.)


                                              By ______________________________
                                                 Title:


                                              GENERAL ELECTRIC CAPITAL
                                                CORPORATION, as Agent
                                                and as a Lender


                                              By _____________________________
                                                 Title:

                          ACKNOWLEDGEMENT AND CONSENT

          The undersigned does hereby acknowledge and consent to the foregoing Seventh Amendment. The undersigned does hereby confirm and agree that, after giving effect to such Seventh Amendment, the Guarantees and other Collateral Documents in favor of the Agent to which it is a party are and shall continue to be in full force and effect and are hereby confirmed and ratified in all respects.

                              PAMECO HOLDINGS, INC.


                              By _____________________________
                                 Title:

                                                                         ANNEX A



                                   [to come]

                                                                         ANNEX B


                                PROMISSORY NOTE
                                ---------------

$100,000,000./00/                                             New York, New York
                                                                  March 19, 1992
                                                            Amended and Restated
                                                               November 21, 1996


          FOR VALUE RECEIVED, the undersigned, PAMECO CORPORATION, a Delaware corporation (the "Company"), hereby unconditionally promises to pay on the
                  -------
Termination Date, to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Lender") at the office of General Electric Capital
                       ------
Corporation, as agent for the lenders parties to the Credit Agreement referred to below (in such capacity, the "Agent"), located at 201 High Ridge Road,
                                 -----
Stamford, CT 06927, in lawful money of the United States of America and in immediately available funds, the principal amount equal to the lesser of (a) ONE HUNDRED MILLION AND 00/100 DOLLARS ($100,000,000.00) and (b) the aggregate unpaid principal amount of all Loans made by the Lender to the undersigned pursuant to subsection 2.1 of said Credit Agreement and all other Loans made or deemed made by the Company under the Credit Agreement.

          The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the applicable rate per annum as specified in subsection 2.4 of said Credit Agreement until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in subsection 2.4(c) of said Credit Agreement until paid in full (both before and after judgment). Interest shall be due and payable in arrears on each Interest Payment Date, as such term is defined in the Credit Agreement, provided that interest accruing pursuant to subsection 2.4(c) shall be payable on demand.

          The holder of this Note is authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, and any such recordation shall constitute prima
                                                                       -----
facie evidence of the accuracy of the information so recorded in the absence of
-----
manifest error, provided that failure by the Lender to make such recordation on
                --------
this Note shall not affect any of the obligations of the Company under this Note or said Credit Agreement.

          This Note is one of the Notes referred to in the Credit Agreement, dated as of March 19, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the undersigned, the Lender, the
                   ----------------
other lenders and financial institutions parties thereto and General Electric Capital Corporation, as Agent, is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

          This Note is being issued in replacement of and substitution for that certain Amended and Restated Promissory Note dated May 1, 1996 by the Company to the order of the Lender in the principal amount of $70,000,000, which was issued in replacement of and substitution for that certain Promissory Note dated March 19, 1992 (the "Original Note") by the Company to the order of the Lender in the original principal amount of $60,000,000. In addition to the indebtedness evidenced by this Note, this Note shall also evidence any accrued and unpaid interest on such preceding notes.

          Upon the occurrence of any one or more of the Events of Default specified in such Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              PAMECO CORPORATION


                              By_________________________
                                Title:

                                                                      SCHEDULE I
                                                                 TO NOTE
                                                                 ---------------


                        BASE RATE LOANS AND CONVERSIONS
                          AND REPAYMENTS OF PRINCIPAL


                                                Amount of     Amount of
                                                Base Rate     Eurodollar
                                                Loans Con-    Loans
                                 Amount of      verted into   Converted          Amount of        Unpaid
                                 of Base Rate   Eurodollar    into Base          Principal        Principal       Notation  Made
                                                                                                                            ----
Date        Interest Period      Loans          Loans         Rate Loans         Repaid           Balance         By
----                 ------      -----          -----         ----------         ------           -------         --
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________

                                                                     SCHEDULE II
                                                               TO NOTE
                                                               -----------------


                       EURODOLLAR LOANS AND CONVERSIONS
                          AND REPAYMENTS OF PRINCIPAL

                                                Amount of     Amount of
                                                Base Rate     Eurodollar
                                                Loans Con-    Loans
                                 Amount of      verted into   Converted          Amount of        Unpaid
                                 of Base Rate   Eurodollar    into Base          Principal        Principal       Notation  Made
                                                                                                                            ----
Date        Interest Period      Loans          Loans         Rate Loans         Repaid           Balance         By
----                 ------      -----          -----         ----------         ------           -------         --
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________
____        _________            _____          ________      _________          _______          ________        ________